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                                                                   Exhibit 10(c)

                           INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this ____ day of _______________, 1997, by and between Kennametal Inc., a Pennsylvania corporation ("Kennametal"), and JLK Direct Distribution Inc., a Pennsylvania corporation ("JLK")

                                    RECITALS

         A. Kennametal owns all of the issued and outstanding Class B Common Stock, par value $.01 per share, of JLK, and JLK is a member of Kennametal's "affiliated group" of corporations for federal income tax purposes.

         B. JLK is effecting an initial public offering (the "Offering") of shares of the Class A Common Stock, par value $.01 per share, of JLK (the "Class A Common Stock").

         C. Upon completion of the Offering, JLK will cease to be a wholly-owned subsidiary of Kennametal.

         D. In connection with the Offering, JLK has filed a registration statement with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

         E. Each of Kennametal and JLK desires to indemnify the other, and to be indemnified by the other, against certain liabilities relating to, arising out of or resulting from their respective businesses, operations and assets and the above-mentioned registration statement, on the terms set forth in this Agreement.

         NOW, THEREFORE, the parties hereto agree, intending to be legally bound hereby, as follows:

         1.1 DEFINITIONS. As used in this Agreement, in addition to the terms defined in the Preamble and Recitals hereof, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

              "1933 ACT" shall have the meaning ascribed to it in Recital D.

              "1934 ACT" means the Securities and Exchange Act of 1934, as amended.

              "AGREEMENT" shall have the meaning ascribed to it in the Preamble.

              "BUSINESS DAY" means any calendar day which is not a Saturday, Sunday or public holiday under the laws of the Commonwealth of Pennsylvania.

              "CLASS A COMMON STOCK" shall have the meaning ascribed to it in Recital B.

              "CLOSING" means the consummation of the first purchase and sale of shares of the Class A Common Stock pursuant to the Offering.

              "CLOSING DATE" means the date on which the Closing occurs.

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              "CODE" means the Internal Revenue Code of 1986, as amended.

              "CORPORATE AGREEMENT" means that certain Corporate Agreement by and between Kennametal and JLK dated as of the date hereof.

              "EFFECTIVE DATE" means the date on which the purchase and sale of shares of Class A Common Stock pursuant to the Offering first occurs.

              "INDEMNIFIABLE LOSSES" shall have the meaning ascribed to it in
              Section 2.

              "INDEMNIFYING PARTY" shall have the meaning ascribed to it in
              Section 5(a).

              "INDEMNITEE" shall have the meaning ascribed to it in Section
              5(a).

              "JLK" shall have the meaning ascribed to it in the Preamble.

              "JLK COMPANIES" means JLK and each of its direct and indirect subsidiaries.

              "JLK EMPLOYEES" means all employees or former employees of any of the JLK Companies other than any person who as of the Closing is an employee of any of the Kennametal Companies.

              "JLK LIABILITIES" means all Liabilities (other than Liabilities for Taxes that are allocated pursuant to the Tax Agreement) relating to, resulting from or arising out of the businesses or operations conducted or formerly conducted or assets owned or formerly owned by any of the JLK Companies.

              "JLK SECURITIES LIABILITIES" means any Liability under the 1933 Act, the 1934 Act, or any other federal or state securities law or regulation resulting from or arising out of the Offering, including, without limitation, any such Liability arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any Prospectus; or (ii) the omission or alleged omission to state in a Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements made therein not misleading, but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission concerning the businesses and operations of any of the JLK Companies.

              "KENNAMETAL" shall have the meaning ascribed to it in the Prospectus.

              "KENNAMETAL COMPANIES" means (unless otherwise expressly provided) Kennametal and each of its direct and indirect subsidiaries other than JLK and its subsidiaries.

              "KENNAMETAL EMPLOYEES" means all employees or former employees of any of the Kennametal Companies other than the current or former JLK Employees.

              "KENNAMETAL GUARANTEE" means any guarantee, surety or performance bond, letter of credit or other contractual arrangement in effect as of the Closing pursuant to which any Kennametal Company has guaranteed or secured, or caused a Third-Party to guarantee or secure, any liability or obligation of any JLK Company.


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              "KENNAMETAL LIABILITIES" means all Liabilities (other than any
              Liabilities for Taxes which are allocated pursuant to the Tax Agreement) relating to, resulting from or arising out of the businesses or operations conducted or assets owned by any of the Kennametal Companies.

              "KENNAMETAL SECURITIES LIABILITIES" means any Liability under the 1933 Act, the 1934 Act or any other federal or state securities law or regulation resulting from or arising out of the Offering, including, without limitation, any such Liabilities arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any Prospectus; or (ii) the omission or alleged omission to state in a Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements made therein not misleading; but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission concerning the business and operations of any of the Kennametal Companies.

              "LIABILITIES" means all liabilities and obligations, actual or contingent, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever and however arising, including all costs and expenses (including reasonable fees and disbursements of counsel) relating thereto, and including without limitation liabilities and obligations arising in connection with any actual or threatened claim, action, suit or proceeding by or before any court or regulatory or administrative agency or commission or any arbitration panel.

              "OFFERING" shall have the meaning ascribed to it in Recital B.

              "PROSPECTUS" means any prospectus relating to the Offering or any amendment or supplement thereto.

              "PURCHASE AGREEMENT" means that certain Purchase Agreement between and among Merrill Lynch, Pierce, Fenner & Smith Incorporation and Goldman, Sachs & Co. (as representatives of the several underwriters) and Kennametal and JLK dated ___________ ___, 1997.

              "REGISTRATION STATEMENT" means any registration statement filed with the SEC in connection with the Offering or any amendment or supplement thereto.

              "SEC" shall have the meaning ascribed to it in Recital D.

              "TAX AGREEMENT" means that certain Tax Sharing Agreement between Kennametal and JLK dated as of the date hereof.

              "TAXES" means any and all taxes (including interest, penalties and additions to tax), fees and charges (including sales, use, excise, value added, personal property and other taxes) imposed by any federal, state or local or government tax authority in the United States of America or by any foreign government or taxing authority.

              "THIRD-PARTY CLAIM" shall have the meaning ascribed to it in
              Section 5(a).

         1.2 INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

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         2.   INDEMNIFICATION BY JLK. JLK shall indemnify, defend and hold harmless the Kennametal Companies and the respective past, present and future directors, officers, employees, agents and representatives thereof (regardless in each case of whether any such person serves in one or more similar capacities for the JLK Companies) from and against any and all losses, claims, damages, liabilities, demands, suits and actions, including all reasonable attorneys' fees and disbursements and other costs and expenses incurred in connection therewith (collectively, "Indemnifiable Losses"), relating to, resulting from or arising out of: (a) any JLK Liabilities; (b) any JLK Securities Liabilities; or (c) any misrepresentation or material breach by JLK of any covenant of JLK or any failure by JLK to satisfy any condition required to be satisfied by JLK, contained in this Agreement, the Purchase Agreement or any other agreement executed by JLK in connection with the Offering, including, without limitation, the Corporate Agreement and the Tax Agreement, and in addition to and notwithstanding any other indemnification between the parties hereto as provided in any such agreement, except to the extent that such misrepresentation, breach or failure was caused by or resulted from any statement, act or omission within the exclusive knowledge or control of Kennametal.

         3. INDEMNIFICATION BY KENNAMETAL. Kennametal shall indemnify, defend and hold harmless the JLK Companies and the respective past, present and future directors, officers, employees, agents and representatives thereof (regardless in each case of whether any such person serves in one or more similar capacities for the Kennametal Companies) from and against any and all Indemnifiable Losses relating to, resulting from or arising out of: (a) any Kennametal Liabilities; (b) any Kennametal Securities Liabilities; or (c) any misrepresentation or material breach by Kennametal of any covenant of Kennametal or any failure of Kennametal to satisfy any condition required to be satisfied by Kennametal, contained in this Agreement, the Purchase Agreement, or any other agreement executed by Kennametal in connection with the Offering, including, without limitation, the Corporate Agreement and the Tax Agreement, and in addition to and notwithstanding any other indemnification between the parties hereto as provided in any such agreement, except to the extent that such misrepresentation, breach or failure was caused by or resulted from any statement, act or omission within the exclusive knowledge or control of JLK.

         4. GUARANTEES. JLK shall indemnify, defend and hold harmless the Kennametal Companies, and their respective directors, officers, employees, agents and representatives, from and against any Indemnifiable Losses relating to, resulting from, or arising out of any Kennametal Guarantee. Kennametal shall not terminate unilaterally or withdraw any Kennametal Guarantee and shall abide by the terms of the Kennametal Guarantees. JLK shall reimburse each Kennametal Company for its direct costs (or, in the case of any Kennametal Guarantee that relates to both liabilities or obligations of one or more JLK Companies and one or more third parties, a pro rata share of such direct costs), if any, of maintaining the Kennametal Guarantees.

         5.   THIRD-PARTY CLAIMS.

              (a) If any person entitled to indemnification under this Agreement (an "Indemnitee") receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person that is not a party to this Agreement or a subsidiary of any such party (a "Third-Party Claim") against such Indemnitee, the Indemnitee shall promptly provide written notice thereof (including a description of the Third-Party Claim and an estimate of any Indemnifiable Losses (which estimate shall not be conclusive as to the final amount of such Indemnifiable Losses) to the party required to provide indemnification under this Agreement (the "Indemnifying Party") within ten (10) Business Days after the Indemnitee's receipt of notice of such Third-Party Claim. Any delay by the Indemnitee in providing such written notice shall not relieve the Indemnifying Party of any liability for indemnification hereunder except to the extent that the rights of the Indemnifying Party are materially prejudiced by such delay.

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              (b)  The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to assume the defense of any Third-Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel (which shall be reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense. The Indemnifying Party shall not be liable for any legal expenses incurred by the Indemnitee after the Indemnitee has received notice of the Indemnifying Party's intent to assume the defense of a Third-Party Claim; provided, however, that if the Indemnifying Party fails to take steps reasonably necessary to diligently pursue the defense of such Third-Party Claim within ten (10) Business Days of receipt of notice from the Indemnitee that such steps are not being taken, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for the reasonable costs thereof.

              (c) The Indemnifying Party may settle any Third-Party Claim which it has elected to defend so long as the written consent of the Indemnitee to such settlement is first obtained (which consent shall not be unreasonably withheld). The Indemnified Party shall not settle any Third-Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

              (d) In the event that a Third-Party Claim involves a proceeding as to which both Kennametal and JLK may be Indemnifying Parties, the parties hereto agree to cooperate in good faith in a joint defense of such Third-Party Claim.

         6. CONTRIBUTION. If the indemnification provided for in this Agreement with respect to JLK Securities Liabilities or Kennametal Securities Liabilities is for any reason held by a court or other tribunal to be unavailable on policy grounds or otherwise, Kennametal and JLK shall contribute to any Indemnifiable Losses relating to, resulting from or arising out of the JLK Securities Liabilities or the Kennametal Securities Liabilities in such proportion as to reflect each party's relative fault in connection with such Indemnifiable Losses. The relative fault of the parties shall be determined by reference to, among other things, whether the conduct or information giving rise to the Indemnifiable Losses is attributable to Kennametal or JLK and each party's relative intent, access to information and opportunity to prevent or correct the Indemnifiable Losses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of fraudulent misrepresentation.

         7. COOPERATION. So long as any books, records and files retained after the Closing Date by Kennametal (or any of the other Kennametal Companies), on the one hand, or JLK (or any of the other JLK Companies), on the other hand, relating to the businesses, operations or assets of the other party and its subsidiaries (including any books, records and files retained by the JLK Companies relating to the conduct of their businesses or operations or the ownership of their assets prior to the Closing) remain in existence and are available, such other party shall have the right upon prior written notice to inspect and copy the same at any time during business hours for any proper purpose, provided that such right will not extend to any books, records or files the disclosure of which in accordance herewith would result in a waiver of the attorney-client, work-product or other privileges which permit non-disclosure of otherwise relevant material in litigation or other proceedings, or which are subject on the date hereof and at the time inspection is requested to a non-disclosure agreement with a Third-Party and a waiver cannot reasonably be obtained. Kennametal and JLK agree that neither they nor any of their subsidiaries shall destroy any such books, records or files without reasonable notice to the other party or if such party receives within ten (10) Business Days of such notice any reasonable objection from the other party to such destruction. Except in the case of dispute between the parties hereto, Kennametal and JLK shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the actual or potential liability of either party hereunder. Such cooperation shall include, without limitation,

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making available to the other party during normal business hours all books, records and information, and officers and employees (without substantial disruption of operations or employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this
Section 7 shall bear all reasonable out-of-pocket costs and expenses (except for salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.

         8.   EFFECTIVENESS. This Agreement shall become effective at Closing.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person without the prior written consent of the other party hereto.

         10. NO THIRD-PARTY BENEFICIARIES. Except for the persons entitled to indemnification pursuant to Section 2 or Section 3 hereof, each of whom is an intended third-party beneficiary hereunder, nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

         11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof.

         12. AMENDMENT. This Agreement may not be amended except by an instrument signed by the parties hereto.

         13. WAIVERS. No waiver of any term shall be construed as a subsequent waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

         14. SEVERABILITY. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

         15. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         16. NOTICES. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete: (i) if hand delivered, on the date of delivery; (ii) if by mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid; (iii) if sent by Federal Express or equivalent courier service, on the next business day; or
(iv) if by telecopier, upon receipt by the sender of confirmation of successful transmission. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

         IF TO KENNAMETAL:          Kennametal Inc.
                                    State Route 981 south
                                    P. O. Box 231
                                    Latrobe, PA  15650
                                    Attn:
                                    Fax No.:

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         IF TO JLK:                 JLK Direct Distribution Inc.
                                    State Route 981 South
                                    P. O. Box 231
                                    Latrobe, PA  15650
                                    Attn:
                                    Fax No.:

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws of such Commonwealth or any other jurisdiction.

         18. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Indemnification Agreement as of the date first above written.

KENNAMETAL INC.                          JLK DIRECT DISTRIBUTION  INC.

By _______________________________       By ______________________________

Name _____________________________       Name ____________________________

Title ____________________________       Title ___________________________


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